UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Landsea Homes Corp.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LANDSEA HOMES CORPORATION 660 NEWPORT CENTER DRIVE, SUITE 300 NEWPORT BEACH, CA 92660	Your Vote Counts! LANDSEA HOMES CORPORATION 2022 Annual Meeting Vote by June 07, 2022 11:59 PM ET

You invested in LANDSEA HOMES CORPORATION and it's time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 08, 2022.

Get informed before you vote
View the Notice & Proxy Statement, Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 08, 2022 9:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/LSEA2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends
1.	Election of Directors
Nominees:
	01) Ming (Martin) Tian	04) Bruce Frank	07) Elias Farhat
	02) John Ho	05) Thomas Hartfield	08) Susan Lattmann	For
	03) Qin (Joanna) Zhou	06) Robert Miller	09) Mollie Fadule
2.	Ratification, on a non-binding, advisory basis, of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2022.			For
NOTE:	Such other business as may properly come before the meeting or any adjournment thereof.

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